Consolidated Balance Sheets (Current Period Unaudited) (Parentheticals) (USD $)	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accounts receivable, allowance for doubtful accounts (in Dollars)	$ 20,526	$ 20,526	$ 397,526	$ 11,526
Common stock, shares authorized	170,000,000	170,000,000	170,000,000
Common stock, shares issued	90,782,912	78,155,413	78,155,413
Common stock, shares outstanding	90,782,912	78,155,413	78,155,413
Common stock, par value (in Dollars per share)	$ 0.0001	$ 0.0001	$ 0.0001